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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 22, 2003


                       INTERNATIONAL SMART SOURCING, INC.


                      (FORMERLY CHINAB2BSOURCING.COM, INC.)
             (Exact name of registrant as specified in its charter)

           Delaware                      001-14753                   11-3423157
(State or other jurisdiction of    (Commission File No.)    (IRS Employer Identification
        incorporation)                                                   No.)


            320 Broad Hollow Road                                  11735
            Farmingdale, New York                                (Zip Code)
  (Address of principal executive offices)


       Registrant's telephone number, including area code: (631) 293-4650


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


                            Total Number of Pages: 4


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Item 4.     Changes in Registrant's Certifying Accountant.

     On September 22, 2003, the Company engaged Marcum & Kliegman LLP ("MKLLP") as its independent accountant to audit the financial statements for the year ending December 26, 2003. The Company had previously engaged the services of MKLLP to review the interim financial statements of the Company in accordance with Statement on Auditing Standard Number 100 in connection with the filing of Form 10Q-SB for the quarters ended March 28, 2003 and June 27, 2003. Prior to September 22, 2003, except as disclosed above, the Company did not consult with MKLLP regarding the application of any accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements, nor was there any matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.


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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 8, 2003

                               INTERNATIONAL SMART SOURCING, INC.


                               By: /s/ DAVID HALE
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                                   David Hale
                                   President and Acting Chief Financial Officer